UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

Jupiter Wellness Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41126	87-2646504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1061 E. Indiantown Road, Suite 110 Jupiter, Florida	33477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 244-7100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock, par value $0.0001 per share	JWAC	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-eighth of one share of Class A Common Stock	JWACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Jupiter Wellness Acquisition Corp. is filing this amendment to the Current Report (“Report”) on Form 8-K filed on May 1, 2023 to make certain edits and additions to the Report.

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2023, Jupiter Wellness Acquisition Corp. (the “Company”), Chijet Motor Company, Inc. (“Pubco”) and Chijet Holdings Limited (the “Subject Seller”) entered into non-redemption agreements (each, a “Non-Redemption Agreement”) with certain holders of Class A common stock, par value $0.0001 per share (the “Class A Shares”), some of which were non-affiliated stockholders of the Company, and two of which are members of the Company’s sponsor, Jupiter Wellness Sponsor LLC (the “Sponsor”), including Jupiter Wellness Investment Corp. and Greentree Financial Group, Inc. (each, a “Holder,” and collectively, the “Holders”), where each Holder agreed to (i) not transfer their Class A Shares prior to the consummation (the “Closing”) of the Company’s initial business combination (the “Business Combination”) with Pubco and Chijet Inc., (ii) not request redemption with respect to their Class A Shares at the special meeting of shareholders of the Company (the “Special Meeting”) to seek shareholder approval for, among other things, the Business Combination, and (ii) reverse any previously submitted redemption demand in connection with the Business Combination with respect to the Class A Shares. The Non-Redemption Agreements are for approximately 0.53 million Class A Shares (the “Subject Shares”) (of which approximately 0.34 million Class A Shares are held by members of the Sponsor) and should result in an additional approximately $5.6 million in funds staying in the Company’s trust account at the Closing (of which approximately $3.6 million in funds is attributable to members of the Sponsor).

In consideration for agreeing not to redeem their Class A Shares, the Subject Seller, through Pubco, agreed to provide down-side protection to each Holder, whereby, in the event that within 90 days after the Closing, the daily volume-weighted average price of the Pubco ordinary shares for each trading day during any 10 consecutive trading day period is less than: (i) $10.00, the Subject Seller will transfer and surrender to Pubco for cancellation in the aggregate a number of Pubco ordinary shares equal to the number of Subject Shares that such Holder owns and has not transferred as of the end of such 10 consecutive trading day period, and Pubco will cancel such shares and issue to such Holder a number of new Pubco ordinary shares equal in the aggregate to the number of such Pubco ordinary shares that are surrendered; and (ii) $5.00, in addition to the shares forfeited at such $10.00 threshold, the Subject Seller will transfer and surrender to Pubco for cancellation in the aggregate an additional number of Pubco ordinary shares equal to the number of Subject Shares that such Holder owns and has not transferred as of the end of such 10 consecutive trading day period, and Pubco will cancel such shares and issue to such Holder a number of new Pubco ordinary shares equal in the aggregate to the number of such shares that are surrendered (together with such shares issued by Pubco under clause (i), the “Downside Protection Shares”).

In addition, Pubco agreed to file with the U.S. Securities and Exchange Commission (at Pubco’s sole cost and expense) a registration statement registering the resale of any Downside Protection Shares and any Subject Shares as necessary, and Pubco agreed to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof.

In the Non-Redemption Agreements, the Holders also agreed to a customary waiver against the Company’s trust account. The Non-Redemption Agreements are not expected to increase the likelihood that the business combination is approved by shareholders but will increase the amount of funds that remain in the Company’s trust account following the Special Meeting.

The foregoing description of the Non-Redemption Agreements do not purport to be complete and are qualified in their entirety by reference to the form of Non-Redemption Agreement filed hereto as Exhibit 10.1 and incorporated herein by reference.

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Cautionary Note Regarding Forward-Looking Statements

This Current Report includes, and oral statements made from time to time by representatives of the Company may include, forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, the Extension Amendment Proposal, possible business combinations and related matters, as well as all other statements other than statements of historical fact included in the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 30, 2023 (the “Definitive Proxy Statement”).

The forward-looking statements contained in this Current Report are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Item 1A. Risk Factors” of our Annual Report on Form 10-K filed with the SEC on December 30, 2022, in this Current Report, the Definitive Proxy Statement and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

All such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Advantage Proxy, at 24925 13th Place South, Des Moines, WA 98198; (877) 870-8565 (toll free) or (206) 870-8565 (collect); or by email at ksmith@advantageproxy.com.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER WELLNESS ACQUISITION CORP.

Date: May 1, 2023	By:	/s/ Brian John
	Name:	Brian John
	Title:	Chief Executive Officer

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